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                                            EXHIBIT 23.2






                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      -----------------------------------------


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 7, 1997 on the financial statements of Pacific Gateway Properties, Inc. included in Pacific Gateway Properties, Inc.'s Form 10-K for the year ended December 31, 1996.


                             ARTHUR ANDERSEN LLP


San Francisco, California
August  27, 1997